UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2014

Endurance International Group Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001- 36131	46-3044956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2014 Annual Meeting of Stockholders of Endurance International Group Holdings, Inc. (the “Company”) held on June 5, 2014, the Company’s stockholders voted on the following proposals:

1.	The nominees listed below were elected as Class I directors to the Company’s board of directors, each for a three year term ending at the Company’s 2017 annual meeting of stockholders.

Nominees	For	Withheld	Broker Non-Votes
Michael D. Hayford	103,370,594	1,114,212	1,625,221
Peter J. Perrone	103,132,393	1,352,413	1,625,221
Chandler J. Reedy	97,482,199	7,002,607	1,625,221

2.	The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was ratified.

For	Against	Abstain
105,981,650	125,881	2,496

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: June 6, 2014

/s/ Tivanka Ellawala
(Signature)
	Name:	Tivanka Ellawala
	Title:	Chief Financial Officer